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                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of John J. Davis and Randall J. Schmidt, with full power to each to act without the other, his or her true and lawful attorney-in-fact and agent with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of eBenX, Inc. (the "Company") for the Company's fiscal year ended December 31, 2001, and any or all amendments to said Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and to file the same with such other authorities as necessary, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the following persons have signed this Power of Attorney on this 27th day of March 2002.


       /s/ Mark W. Tierney                       /s/ James P. Bradley
     -------------------------                 -------------------------
           Mark W. Tierney                           James P. Bradley

       /s/ John J. Davis                         /s/ Daniel M. Cain
     -------------------------                 -------------------------
           John J. Davis                             Daniel M. Cain

       /s/ Randall J. Schmidt                    /s/ Alain C. Enthoven
     -------------------------                 -------------------------
           Randall J. Schmidt                        Alain C. Enthoven

       /s/ Paul V. Barber                        /s/ Frank C. Witthun
     -------------------------                 -------------------------
           Paul V. Barber                            Frank C. Witthun